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     2002 Annual Report
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     JANUS STRATEGIC VALUE FUND
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                                                                    [LOGO] JANUS

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TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     5

     Statement of Operations ........................................     6

     Statement of Changes in Net Assets .............................     7

     Financial Highlights ...........................................     8

     Notes to Schedule of Investments ...............................     9

     Notes to Financial Statements ..................................    10

     Report of Independent Accountants ..............................    15

     Explanations of Charts, Tables and Financial Statements ........    16

     Trustees and Officers ..........................................    18

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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JANUS STRATEGIC VALUE FUND                       David Decker, portfolio manager

For the 12 months ended October 31, 2002, Janus Strategic Value Fund fell 17.23%, lagging the 15.10% loss by its benchmark, the S&P 500(R) Index.(1) For this same period, the Fund ranked 356th out of the 485 multi-cap value funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

There were very few positives over the past year. While the Fund performed well during the first five months of the calendar year, performance during the June-September period was, in a word, dreadful.

[PHOTO]

Despite what has been a very difficult environment, I am very optimistic about the Fund. I firmly believe our process is sound and we have built a portfolio of excellent companies that will compound value for shareholders over time.

I often discuss intrinsic value, which I define as the value of a company based on its future discounted cash flows. When intrinsic value is less than the current market value, I look to buy, and when it is above, I look to sell. However, unlike current market value, intrinsic value is actually a range of values. This is because intrinsic value is a function of the many assumptions that are made about the future. Therefore, when we value companies, we use scenario analysis. In other words, we make differing assumptions in our valuation models, and then apply probabilities to those scenarios, while always trying to err on the side of caution. However, even if we apply a low probability to a scenario, there is a chance that that scenario will play out. Because of this, we try to find companies where, if we are wrong, the damage will not be overly severe.

The spread between market value and intrinsic value is also driven by the psychology of the market. Because the market is essentially the collective opinion of all participants, it can often be driven both up and down in a manner that can appear irrational from a valuation perspective. In my opinion, we saw this most evidently in September 2002, where fear of the unknown - economic outlook, war and terrorism - converged in a downward selling cycle that manifested upon itself. An example where psychology drove a divergence between market value and intrinsic value in the Fund was Station Casinos.

Station Casinos has been a very long-term holding of the Fund due to what I believe is a superior collection of assets that dominates the locals market in Las Vegas. The stock had appreciated 70% in the first half of the year before collapsing and losing almost the entire amount of the gain in a period of a couple of weeks. A month later, the stock began to sell at a price above where it was before it imploded. Did this company's drastic market move mean that its intrinsic value changed as dramatically during this time? The answer is, quite simply, no. The market is often driven by emotion more than logic. This is why we invest in companies based on what we believe the true intrinsic value is and then remain patient. If we are right, market value and intrinsic value will converge as the fundamental strength of the business model becomes apparent. In fact, Station Casinos fully rebounded from its near-term setback and was a positive contributor to the Fund.

Unfortunately, we are not always right, and the past six months exposed several bad decisions that I made. The first, and by far the most damaging, was El Paso, which I have discussed in the past. What first attracted me to this company was its powerful asset base. Unfortunately, two events occurred. First, the company dramatically scaled back from the merchant energy business, which proved to be more costly than I had anticipated. Second, El Paso was hit by a legal reversal by the Federal Energy Regulatory Commission's Administrative Law Judge, which potentially exposes the company to substantial legal liability. Drawing from my discussion of scenario analysis, I made two important mistakes: I incorrectly analyzed the impact of the merchant energy withdrawal and I underestimated the probability of these events occurring at all. These mistakes caused severe damage to the performance of the Fund.

Elsewhere, I discussed in my semiannual letter to you a decision to buy Tyco International for a share price in its $20s after it had suffered a severe decline in market value. I believed, and still do, that Tyco was worth, at its worst, a price in the low $20s. Buying it at that price gave me the downside protection I wanted. Unfortunately, it was short-lived. CEO Dennis Kozlowski was indicted for tax evasion and resigned. The reaction by the market was swift and severe, as investors were rightly concerned that Kozlowski's personal indiscretions may have extended to the company. However, the initial results of an independent accounting review strongly suggest otherwise. The reason I still own the position is that I believe there is real value in the company. Tyco is a conglomerate that owns some excellent businesses in fire and security, as well as medical. The company generates excellent cash flow and I believe that under new CEO Ed Breen, it will once again flourish. Unfortunately, while the stock is well off its lows of under $10 a share, at the current price of roughly $15, it has had a large negative impact on the performance of the Fund.

In conclusion, I firmly believe that we have built a portfolio of excellent companies that will grow over time. As we visit and speak with company leaders and employees, we get the sense that, while the economy is certainly not accelerating rapidly, it is recovering. Although I do not necessarily believe the market will rebound rapidly, I think that as the economy improves, the companies we own will demonstrate the ability to generate substantial cash flow. Consequently, and as we have seen already with Station Casinos, market value and intrinsic value will converge.

Thank you for your continued support during this very difficult period.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar invesment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

Effective February 28, 2003, Janus Special Situations Fund will merge into Janus Strategic Value Fund. These funds have similar investment objectives and are both managed by David Decker. Once the two funds merge, Janus Strategic Value Fund will be renamed Janus Special Equity Fund and will, under normal circumstances, invest at least 80% of its net assets in equity securities. The surviving fund will continue to be managed by David Decker.

                                 Janus Strategic Value Fund  October 31, 2002  1

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Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
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Equities                                              98.9%                98.4%
  Foreign                                             18.7%                14.1%
    European                                           1.2%                 1.0%
Top 10 Equities                                       50.9%                44.1%
Number of Stocks                                         36                   47
Cash, Cash Equivalents and
  Fixed-Income Securities                              1.1%                 1.6%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
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Broadcast Services and Programming                     6.4%                 2.0%
Building Products - Cement
  and Aggregate                                        5.9%                 4.8%
Finance - Mortgage Loan Banker                         5.4%                   --
Reinsurance                                            5.1%                 2.2%
Computers                                              5.0%                 3.7%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
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Liberty Media Corp. - Class A                          6.4%                   --
Cemex S.A. de C.V. (ADR)                               5.9%                 4.8%
Fannie Mae                                             5.4%                   --
Berkshire Hathaway, Inc. - Class B                     5.1%                 2.2%
Apple Computer, Inc.                                   5.0%                 3.7%
Kinder Morgan Management LLC                           5.0%                 1.2%
Packaging Corporation of America                       5.0%                 3.8%
Lear Corp.                                             4.7%                 1.7%
Ceridian Corp.                                         4.7%                 3.7%
Mattel, Inc.                                           3.7%                 3.6%

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Average Annual Total Return - for the periods ended October 31, 2002

                                   One Year          Since 2/29/00*
Janus Strategic Value Fund         (17.23)%             (11.86)%
S&P 500(R)Index                    (15.10)%             (13.85)%

Janus Strategic
Value Fund
$7,138

S&P 500(R) Index
$6,720
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Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Strategic Value Fund and the S&P 500 Index. Janus Strategic Value Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 29, 2000, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Strategic Value Fund ($7,138) as compared to the S&P 500 Index ($6,720).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.9%
Apparel Manufacturers - 2.1%
     920,045    Liz Claiborne, Inc. .........................     $   27,343,737

Automotive - Cars and Light Trucks - 3.2%
   5,391,000    Nissan Motor Company, Ltd.** ................         41,409,620

Automotive - Truck Parts and Equipment - 4.7%
   1,671,600    Lear Corp.* .................................         61,096,980

Broadcast Services and Programming - 6.4%
   9,899,750    Liberty Media Corp. - Class A* ..............     $   81,870,932

Building Products - Cement and Aggregate - 5.9%
   3,724,550    Cemex S.A. de C.V. (ADR) ....................         75,496,628

Casino Hotels - 2.3%
   1,675,820    Station Casinos, Inc.* ......................         30,148,002

Commercial Services - 0.7%
     271,160    Arbitron, Inc.* .............................          9,260,114

See Notes to Schedule of Investments and Financial Statements.

2  Janus Strategic Value Fund  October 31, 2002

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JANUS STRATEGIC VALUE FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Commercial Services - Finance - 2.0%
     533,475    Moody's Corp. ...............................     $   25,126,672

Computer Services - 4.7%
   4,390,995    Ceridian Corp.* .............................         60,507,911

Computers - 5.0%
   4,049,495    Apple Computer, Inc.* .......................         65,075,385

Containers - Paper and Plastic - 5.0%
   3,734,160    Packaging Corporation of America* ...........         64,899,701

Diversified Operations - 4.9%
     801,280    SPX Corp.* ..................................         33,661,773
   1,926,570    Tyco International, Ltd. ....................         27,858,202

                                                                      61,519,975

Electronic Design Automation - 3.3%
   4,252,560    Cadence Design Systems, Inc.* ...............         43,078,433

Enterprise Software and Services - 1.9%
   1,644,800    Computer Associates International, Inc. .....         24,441,728

Finance - Consumer Loans - 1.5%
     187,670    SLM Corp. ...................................         19,281,216

Finance - Credit Card - 1.2%
     429,535    American Express Co. ........................         15,622,188

Finance - Mortgage Loan Banker - 5.4%
   1,031,860    Fannie Mae ..................................         68,990,160

Multimedia - 2.0%
     589,715    Viacom, Inc. - Class B* .....................         26,307,186

Non-Hazardous Waste Disposal - 1.2%
   1,842,420    Allied Waste Industries, Inc.* ..............         15,015,723

Oil Companies - Exploration and Production - 3.0%
     598,825    Apache Corp. ................................         32,372,480
     300,000    Ocean Energy, Inc. ..........................          5,589,000

                                                                      37,961,480

Oil Refining and Marketing - 3.5%
   3,961,180    SK Corp.** ..................................         44,700,832

Paper and Related Products - 2.0%
     612,065    Rayonier, Inc. ..............................         25,816,902

Petrochemicals - 2.7%
   6,378,859    Reliance Industries, Ltd. ...................         35,194,335

Pipelines - 5.0%
   2,183,266    Kinder Morgan Management LLC*,# .............         64,908,498

Printing - Commercial - 2.5%
   1,265,525    Valassis Communications, Inc.* ..............         32,650,545

Publishing - Newspapers - 1.2%
     325,025    New York Times Co. - Class A ................         15,734,460

Recreational Centers - 0.3%
     535,060    Bally Total Fitness Holding Corp.* ..........     $    3,638,408

Reinsurance - 5.1%
      26,569    Berkshire Hathaway, Inc. - Class B* .........         65,359,740

Retail - Toy Store - 2.0%
   2,558,745    Toys "R" Us, Inc.* ..........................         25,561,863

Retail - Video Rental - 0.4%
     224,160    Blockbuster, Inc. - Class A .................          5,373,115

Satellite Telecommunications - 1.9%
   1,182,470    EchoStar Communications Corp.* ..............         24,110,563

Television - 1.2%
   1,067,640    SBS Broadcasting S.A.* ......................         16,014,600

Tobacco - 1.0%
   1,197,736    Vector Group, Ltd. ..........................         12,576,228

Toys - 3.7%
   2,598,820    Mattel, Inc. ................................         47,714,335
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Total Common Stock (cost $1,437,803,134) ....................      1,273,808,195
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Corporate Bonds - 0.5%
Retail - Discount - 0%
$ 10,225,000    Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(beta) ...........            115,031

Tobacco - 0.5%
  10,000,000    Vector Group, Ltd., 6.25%
                  convertible subordinated notes
                  due 7/15/08+ ..............................          5,850,000
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Total Corporate Bonds (cost $14,761,403) ....................          5,965,031
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Total Investments (total cost $1,452,564,537) - 99.4% .......      1,279,773,226
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Cash, Receivables and Other Assets, net of Liabilities - 0.6%          7,720,664
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Net Assets - 100% ...........................................     $1,287,493,890
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See Notes to Schedule of Investments and Financial Statements.

                                 Janus Strategic Value Fund  October 31, 2002  3

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JANUS STRATEGIC VALUE FUND

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
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Bermuda                                              2.2%         $   27,858,202
India                                                2.8%             35,194,335
Japan                                                3.2%             41,409,620
Luxembourg                                           1.2%             16,014,600
Mexico                                               5.9%             75,496,628
South Korea                                          3.5%             44,700,832
United States                                       81.2%          1,039,099,009
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Total                                              100.0%         $1,279,773,226

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
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Japanese Yen 2/21/03          4,100,000,000      $   33,642,639    $   (471,118)
South Korean Won
  2/3/03                     45,500,000,000          37,073,250          780,327
South Korean Won
  2/25/03                     3,500,000,000           2,846,686         (68,180)
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Total                                            $   73,562,575    $     241,029

See Notes to Schedule of Investments and Financial Statements.

4  Janus Strategic Value Fund  October 31, 2002

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STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2002
(all numbers in thousands
except net asset value per share)

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Assets:
Investments at cost                                                 $  1,452,565

Investments at value                                                $  1,279,773
  Cash                                                                     7,346
  Receivables:
    Investments sold                                                       5,192
    Fund shares sold                                                         259
    Dividends                                                              1,069
    Interest                                                                 184
  Other assets                                                                 6
  Forward currency contracts                                                 241
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Total Assets                                                           1,294,070
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Liabilities:
  Payables:
    Investments purchased                                                  3,308
    Fund shares repurchased                                                1,508
    Advisory fees                                                            703
    Transfer agent fees and expenses                                         527
  Accrued expenses                                                           530
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Total Liabilities                                                          6,576
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Net Assets                                                          $  1,287,494
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          185,314

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Net Asset Value Per Share                                           $       6.95
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See Notes to Financial Statements.

                                 Janus Strategic Value Fund  October 31, 2002  5

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STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2002
(all numbers in thousands)

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Investment Income:
  Interest                                                          $        677
  Dividends                                                               18,256
  Foreign tax withheld                                                     (624)
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Total Investment Income                                                   18,309
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Expenses:
  Advisory fees                                                           11,755
  Transfer agent fees and expenses                                         5,046
  Registration fees                                                           55
  Postage and mailing expenses                                               435
  Custodian fees                                                             191
  Printing expenses                                                          627
  Audit fees                                                                  28
  Trustees' fees and expenses                                                 14
  Other expenses                                                              88
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Total Expenses                                                            18,239
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Expense and Fee Offsets                                                    (450)
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Net Expenses                                                              17,789
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Net Investment Income/(Loss)                                                 520
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Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (195,933)
  Net realized gain/(loss) from foreign
    currency transactions                                                (8,815)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                    (71,260)
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Net Realized and Unrealized Gain/(Loss) on Investments                 (276,008)
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Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (275,488)
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See Notes to Financial Statements.

6  Janus Strategic Value Fund  October 31, 2002

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STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                 2002             2001

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Operations:
  Net investment income/(loss)                                     $        520     $      7,736
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (204,748)        (381,570)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   (71,260)        (314,346)
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Net Increase/(Decrease) in Net Assets Resulting from Operations       (275,488)        (688,180)
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Dividends and Distributions to Shareholders:
  Net investment income*                                                (5,454)          (4,735)
  Net realized gain from investment transactions*                            --         (63,224)
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Net Decrease from Dividends and Distributions                           (5,454)         (67,959)
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Capital Share Transactions:
  Shares sold                                                           277,734          636,568
  Reinvested dividends and distributions                                  5,315           66,182
  Shares repurchased                                                  (669,280)      (1,118,892)
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Net Increase/(Decrease) from Capital Share Transactions               (386,231)        (416,142)
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Net Increase/(Decrease) in Net Assets                                 (667,173)      (1,172,281)
Net Assets:
  Beginning of period                                                 1,954,667        3,126,948
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  End of period                                                    $  1,287,494     $  1,954,667
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Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  2,054,941     $  2,441,172
  Accumulated net investment income/(loss)*                                 231            5,090
  Accumulated net realized gain/(loss) from investments*              (595,129)        (390,306)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     (172,549)        (101,289)
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                                                                   $  1,287,494     $  1,954,667
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Transactions in Fund Shares:
  Shares sold                                                            31,621           61,255
  Reinvested distributions                                                  598            6,501
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Total                                                                    32,219           67,756
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  Shares repurchased                                                   (78,988)        (112,590)
Net Increase/(Decrease) in Fund Shares                                 (46,769)         (44,834)
Shares Outstanding, Beginning of Period                                 232,083          276,917
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Shares Outstanding, End of Period                                       185,314          232,083
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Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                          $  1,081,676     $  2,024,781
  Proceeds from sales of securities                                   1,472,074        2,515,878
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                 Janus Strategic Value Fund  October 31, 2002  7

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FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year or period ended October 31                         2002              2001           2000(1)

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Net Asset Value, Beginning of Period                   $       8.42      $      11.29      $      10.00
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Income from Investment Operations:
  Net investment income/(loss)                                   --               .03               .01
  Net gain/(loss) on securities
    (both realized and unrealized)                           (1.45)            (2.65)              1.28
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (1.45)            (2.62)              1.29
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Less Distributions:
  Dividends (from net investment income)*                     (.02)             (.02)                --
  Distributions (from capital gains)*                            --             (.23)                --
-------------------------------------------------------------------------------------------------------
Total Distributions                                           (.02)             (.25)                --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $       6.95      $       8.42      $      11.29
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Total Return**                                             (17.23)%          (23.61)%            12.90%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  1,287,494      $  1,954,667      $  3,126,948
Average Net Assets for the Period (in thousands)       $  1,808,435      $  2,665,589      $  2,840,620
Ratio of Gross Expenses to Average Net Assets***(2)           1.01%             0.92%             1.02%
Ratio of Net Expenses to Average Net Assets***(2)             0.98%             0.91%             0.99%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                    0.03%             0.29%             0.14%
Portfolio Turnover Rate***                                      60%               77%               72%

(1)  Fiscal period from February 29, 2000 (inception) to October 31, 2000.
(2)  See "Explanations of Charts, Tables and Financial Statements."
  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Strategic Value Fund  October 31, 2002

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NOTES TO SCHEDULE OF INVESTMENTS

ADR  American Depository Receipt

*       Non-income-producing security
** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 or other provisions and may be deemed to be restricted for resale.
(beta) Security is a defaulted security with accrued interest in the amount of $363,565 that was written-off August 21, 2001.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2002.

                                          Purchases                Sales          Realized      Dividend    Market Value
                                     Shares       Cost        Shares    Cost     Gain/(Loss)     Income      at 10/31/02
========================================================================================================================
Kinder Morgan Management LLC(1)    1,555,669   $44,804,452    26,131   $868,778   $(104,518)        --       $64,908,498
------------------------------------------------------------------------------------------------------------------------

(1) Adjusted for 1.474% for 1 stock split 11/14/01, 1.482% for 1 stock split 2/14/02 and 1.697% for 1 stock split 5/15/02.

                                 Janus Strategic Value Fund  October 31, 2002  9

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NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of Janus Strategic Value Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Fund invests primarily in equity securities. The Fund is nondiversified.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Statement of Changes in Net Assets and Financial Highlights included in this report reflect this change.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

10  Janus Strategic Value Fund  October 31, 2002

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Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Fund may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

                                Janus Strategic Value Fund  October 31, 2002  11

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NOTES TO FINANCIAL STATEMENTS (continued)

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC, a wholly owned subsididary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2002, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                 Paid                 Reduction           DST Fees
================================================================================
               $58,367                 $43,786            $804,260
--------------------------------------------------------------------------------

12  Janus Strategic Value Fund  October 31, 2002

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3.   FEDERAL INCOME TAX

A Fund is required to make distributions of any income and gains realized in the prior fiscal year. The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2010.

Other book to tax differences in 2002 primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                  Net Tax AP/DP
Undistributed    Undistributed                     on Foreign        Net Tax
  Ordinary         Long-Term     Accumulated        Currency         AP/DP on
   Income            Gains      Capital Losses     and Futures      Investments
--------------------------------------------------------------------------------
  $594,782             --       $(558,365,424)      $1,297,659    $(210,973,821)
--------------------------------------------------------------------------------
AP/DP  Appreciation/(Depreciation)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2002 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

         Federal Tax            Unrealized            Unrealized
            Cost               Appreciation          (Depreciation)
================================================================================
       $1,490,747,047          $120,868,795          $(331,842,616)
--------------------------------------------------------------------------------

                                Janus Strategic Value Fund  October 31, 2002  13

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NOTES TO FINANCIAL STATEMENTS (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                       Distributions
--------------------------------------------------------
    From Ordinary     From Long-Term     Tax Return of     Net Investment
       Income          Capital Gains        Capital             Loss
================================================================================
     $5,453,841             --                 --                --
--------------------------------------------------------------------------------

4.   SUBSEQUENT EVENT

The Trustees approved a reorganization transaction on December 10, 2002, in which Janus Special Situations Fund will transfer its assets to Janus Strategic Value Fund. The surviving fund in the reorganization of Janus Special Situations Fund into Janus Strategic Value Fund will be renamed Janus Special Equity Fund. The transaction is expected to be effective on or about February 28, 2003.

14  Janus Strategic Value Fund  October 31, 2002

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Strategic Value Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 5, 2002

                                Janus Strategic Value Fund  October 31, 2002  15

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EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2002.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2002. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

16  Janus Strategic Value Fund  October 31, 2002

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The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                Janus Strategic Value Fund  October 31, 2002  17

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TRUSTEES AND OFFICERS (unaudited)

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 52 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series.

TRUSTEES

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey*        Chairman and Trustee    6/69-Present    Formerly, President           52            N/A
100 Fillmore Street                                              (1978-2002) and Chief
Denver, CO 80206                                                 Executive Officer (1994-
Age 65                                                           2002) of Janus Capital
                                                                 or Janus Capital
                                                                 Corporation. President
                                                                 and Director (1994-2002)
                                                                 of the Janus Foundation;
                                                                 Chairman and Director
                                                                 (1978-2002) of Janus
                                                                 Capital Corporation and
                                                                 Director (1997- 2001) of
                                                                 Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

William F. McCalpin      Trustee                 6/02-Present    Executive Vice President      52            Founding Director and
100 Fillmore Street                                              and Chief Operating                         Board Chair, Solar
Denver, CO 80206                                                 Officer of The                              Development
Age 45                                                           Rockefeller Brothers                        Foundation; Trustee and
                                                                 Fund (a private family                      Vice President, Asian
                                                                 foundation). Formerly,                      Cultural Council.
                                                                 Director of Investments
                                                                 (1991-1998) of The John
                                                                 D. and Catherine T.
                                                                 MacArthur Foundation (a
                                                                 private family
                                                                 foundation).

John W. McCarter, Jr.    Trustee                 6/02-Present    President and Chief           52            Chairman of the Board,
100 Fillmore Street                                              Executive Officer of The                    Divergence LLC;
Denver, CO 80206                                                 Field Museum of Natural                     Director of A.M. Castle
Age 64                                                           History. Formerly, Senior                   & Co., Harris Insight
                                                                 Vice President (1987-1997)                  Funds, W.W. Grainger,
                                                                 of Booz-Allen & Hamilton,                   Inc.; Trustee of WTTW
                                                                 Inc. (a management                          (Chicago public
                                                                 consulting firm).                           television station),
                                                                                                             the University of
                                                                                                             Chicago and Chicago
                                                                                                             Public Education Fund.

Dennis B. Mullen         Trustee                 2/71-Present    Private Investor. Formerly    52            N/A
100 Fillmore Street                                              (1997-1998) Chief
Denver, CO 80206                                                 Financial Officer - Boston
Age 58                                                           Market Concepts, Boston
                                                                 Chicken, Inc., Golden, CO
                                                                 (a restaurant chain).
------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

18  Janus Strategic Value Fund  October 31, 2002

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                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees - (continued)
James T. Rothe           Trustee                 1/97-Present    Professor of Business,        52            Director of Optika,
100 Fillmore Street                                              University of Colorado,                     Inc. and NeoCore Corp.
Denver, CO 80206                                                 Colorado Springs, CO.
Age 58                                                           Formerly, Distinguished
                                                                 Visiting Professor of
                                                                 Business (2001-2002),
                                                                 Thunderbird (American
                                                                 Graduate School of
                                                                 International Management),
                                                                 Phoenix, AZ; and Principal
                                                                 (1988-1999) of Phillips-
                                                                 Smith Retail Group,
                                                                 Colorado Springs, CO (a
                                                                 venture capital firm).

William D. Stewart       Trustee                 6/84-Present    Corporate Vice President      52        N/A
100 Fillmore Street                                              and General Manager of MKS
Denver, CO 80206                                                 Instruments - HPS
Age 58                                                           Products, Boulder, CO (a
                                                                 manufacturer of vacuum
                                                                 fittings and valves).

Martin H. Waldinger      Trustee                 8/69-Present    Consultant.                   52        N/A
100 Fillmore Street
Denver, CO 80206
Age 64
------------------------------------------------------------------------------------------------------------------------------------

                                Janus Strategic Value Fund  October 31, 2002  19

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TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund             Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
David C. Decker**            Executive Vice President              9/96-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Assistant Vice President
Denver, CO 80206             Janus Special Situations Fund and                      (1996-1997) of Janus Capital
Age 36                       Janus Strategic Value Fund                             Corporation.

Thomas A. Early**            Vice President and General Counsel    3/98-Present     Vice President, General Counsel, Chief
100 Fillmore Street                                                                 Corporate Affairs Officer, Secretary and
Denver, CO 80206                                                                    Interim Director of Janus Capital; Vice
Age 47                                                                              President, General Counsel and Secretary
                                                                                    of Janus Services LLC, Janus Capital
                                                                                    International LLC and Janus Institutional
                                                                                    Services LLC; Vice President, General
                                                                                    Counsel and Director to Janus
                                                                                    International (Asia) Limited and Janus
                                                                                    International Limited; Vice President,
                                                                                    General Counsel and Secretary to Janus
                                                                                    Distributors LLC and the Janus Foundation;
                                                                                    and Director for Janus Capital Trust
                                                                                    Manager Limited, Janus World Principal
                                                                                    Protected Funds and Janus World Funds.
                                                                                    Formerly, Director (2001) of Janus
                                                                                    Distributors, Inc. and Janus Services, Inc.;
                                                                                    Vice President, General Counsel,
                                                                                    Secretary and Director (2000-2002)
                                                                                    of Janus International Holding, Inc.;
                                                                                    Executive Vice President and General
                                                                                    Counsel (1997-1998) of Prudential
                                                                                    Investments Fund Management LLC;
                                                                                    and Vice President and General
                                                                                    Counsel (1994-1997) of Prudential
                                                                                    Retirement Services.

Anita E. Falicia**           Assistant Treasurer                   2/97-10/02       Vice President of Investment Accounting
100 Fillmore Street          Vice President, Chief Financial       10/02-Present    of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206             Officer, Treasurer and Principal                       President (2000-2002) of Investment
Age 34                       Accounting Officer                                     Accounting of Janus Capital or Janus
                                                                                    Capital Corporation; Director (1999-2000)
                                                                                    of Investment Accounting of Janus
                                                                                    Capital Corporation; and Director
                                                                                    (1997-1999) of Fund Accounting of
                                                                                    Janus Capital Corporation.

Bonnie M. Howe**             Vice President                        12/99-Present    Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital, Janus
Denver, CO 80206                                                                    Distributors LLC and Janus Services LLC.
Age 37                                                                              Formerly, Assistant Vice President
                                                                                    (1997-1999) and Associate Counsel
                                                                                    (1995-1999) for Janus Capital Corporation
                                                                                    and Assistant Vice President (1998-2000)
                                                                                    for Janus Service Corporation.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

20  Janus Strategic Value Fund  October 31, 2002

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                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Kelley Abbott Howes**        Vice President and Secretary          12/99-Present    Vice President of Domestic Funds and
100 Fillmore Street                                                                 Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                                    Vice President and Assistant General
Age 37                                                                              Counsel Janus Distributors LLC and
                                                                                    Janus Services LLC. Formerly, Assistant
                                                                                    Vice President (1997-1999) of Janus
                                                                                    Capital Corporation; Chief Compliance
                                                                                    Officer, Director and President (1997-
                                                                                    1999) of Janus Distributors, Inc.; and
                                                                                    Assistant Vice President (1998-2000) of
                                                                                    Janus Service Corporation.

David R. Kowalski**          Vice President                        6/02-Present     Vice President and Chief Compliance
100 Fillmore Street                                                                 Officer of Janus Capital and Janus
Denver, CO 80206                                                                    Distributors LLC; and Assistant Vice
Age 45                                                                              President of Janus Services LLC.
                                                                                    Formerly, Senior Vice President and
                                                                                    Director (1985-2000) of Mutual Fund
                                                                                    Compliance for Van Kampen Funds.

Loren M. Starr**             President and Chief Executive         9/02-Present     Vice President, Chief Financial Officer
100 Fillmore Street          Officer                                                and Interim Director of Janus Capital;
Denver, CO 80206                                                                    Vice President of Finance, Treasurer and
Age 41                                                                              Chief Financial Officer of Janus Services
                                                                                    LLC and Janus International Limited;
                                                                                    Vice President of Finance, Treasurer and
                                                                                    Chief Financial Officer of Janus Distributors
                                                                                    LLC, Janus Capital International LLC
                                                                                    and Janus Institutional Services LLC; and
                                                                                    Director of Janus Capital Trust Manager
                                                                                    Limited, Janus World Principal Protected
                                                                                    Funds and Janus World Funds. Formerly,
                                                                                    Vice President of Finance, Treasurer,
                                                                                    Chief Financial Officer (2001-2002) and
                                                                                    Director (2002) for Janus International
                                                                                    Holding Inc.; Managing Director,
                                                                                    Treasurer and Head of Corporate
                                                                                    Finance and Reporting (1998-2001) for
                                                                                    Putnam Investments; and Senior Vice
                                                                                    President of Financial Planning and
                                                                                    Analysis (1996-1998) for Lehman
                                                                                    Brothers, Inc.

Heidi J. Walter**            Vice President                        4/00-Present     Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital and Janus
Denver, CO 80206                                                                    Services LLC. Formerly, Vice President
Age 35                                                                              and Senior Legal Counsel (1995-1999)
                                                                                    for Stein Roe & Farnham, Inc.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

                                Janus Strategic Value Fund  October 31, 2002  21

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NOTES

22  Janus Strategic Value Fund  October 31, 2002

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NOTES

                                Janus Strategic Value Fund  October 31, 2002  23

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NOTES

24  Janus Strategic Value Fund  October 31, 2002

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NOTES

                                Janus Strategic Value Fund  October 31, 2002  25

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                       [LOGO] JANUS

                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/02)

                                                                      SV61-12/02

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